Exhibit 24.2
                           TECO ENERGY, INC.

             Transcript from Records of Board of Directors

                           January 21, 1998

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          RESOLVED,  that  the  preparation  and  filing with the
     Securities and Exchange Commission of an Annual Report on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, including any required exhibits and amendments thereto and containing the information required by such form and any additional information as the officers of the Corporation, with the advice of counsel, deem necessary, advisable or appropriate (the "Annual Report"), are hereby authorized and approved; that the Chairman of the Board, the President and any Vice President of the Corporation be, and each of them acting singly hereby is, authorized for and in the name and on behalf of the Corporation to execute the Annual Report and cause it to be filed with the Securities and Exchange Commission; and that the officers referred to above be, and each of them hereby is, authorized to execute the Annual Report through or by R. H. Kessel, D. R. Pokross, Jr. or J. B. Ramil, or any of them, as duly authorized attorneys pursuant to a Power of Attorney in such form as shall be approved by the Corporation's general counsel.

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     I,  D.  E. Schwartz, hereby certify that I am Assistant Secretary of  TECO  Energy, Inc. (the "Corporation"), a Florida corporation, and there  is  above  set  forth  a  true,  correct and complete copy of a certain  resolution  duly  adopted  by  the Board of Directors of said

Corporation  at  a  Regular Meeting of said Board convened and held on

January  21,1998,  at  which  meeting  a quorum for the transaction of business was present and acting throughout.

     I  further  certify  that  said  resolution has not been altered,

amended  or  rescinded  and  that  the  same  is now in full force and effect.

     WITNESS my hand and the seal of the Company this 26 day of March,

1998.

                                   /s/ D. E. Schwartz
                                       Assistant Secretary
                                        TECO ENERGY, INC.
(CORPORATE SEAL)


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